Exhibit 99.1

MURPHY OIL CORPORATION ANNOUNCES PRELIMINARY THIRD QUARTER 2016 FINANCIAL AND OPERATING RESULTS

EL DORADO, Arkansas, October 26, 2016 – Murphy Oil Corporation (NYSE: MUR) today announced its preliminary financial and operating results for the third quarter ended September 30, 2016, including a net loss of $16.2 million, or $0.09 per diluted share.

Operating and financial highlights for the third quarter 2016 include:

•	Produced volumes over 169.8 Mboepd in the third quarter
•	Lowered G&A expense by 23 percent from third quarter 2015
•	Continued successful employment of high-intensity fracs in the Eagle Ford Shale
•	Commenced well flow back on a four well pad in the Kaybob Duvernay
•	Entered into a new $1.2 billion senior unsecured guaranteed revolving credit facility
•	Issued $550.0 million of 6.875 percent senior notes due 2024

THIRD QUARTER FINANCIAL RESULTS

Murphy incurred a net loss of $16.2 million, or $0.09 per diluted share, for the third quarter 2016. The company reported an adjusted loss, which excludes both the results of discontinued operations and certain other items that affect comparability of results between periods, of $31.7 million, or $0.18 per diluted share. Details for third quarter can be found in the attached schedules.

Earnings before interest, taxes, depreciation and amortization (EBITDA) from continuing operations totaled $278.3 million, or $17.80 per barrel of oil equivalent (boe) sold. Earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX) totaled $298.2 million, or $19.07 per boe sold. Details for third quarter EBITDA and EBITDAX can be found in the attached schedules.

Production in the third quarter 2016 averaged over 169.8 thousand barrels of oil equivalent per day (Mboepd), exceeding the high end of production guidance.

Third quarter 2016 lease operating expense, excluding Syncrude, was $7.65 per boe, a five percent reduction from third quarter 2015. In addition, third quarter 2016 general and administrative cost declined 23 percent from third quarter 2015, to $55.5 million.

“I am pleased with our third quarter operational results as well as our continued focus on reducing costs. We had an outstanding quarter in our high-cash margin offshore fields and our onshore business achieved continued success in high sand concentration fracs in the Eagle Ford Shale and Tupper Montney. Furthermore, we brought online our first four well pad in the Kaybob Duvernay and are encouraged by the early results,” stated Roger W. Jenkins, President and Chief Executive Officer. “Additionally, we were successful in obtaining a new unsecured credit facility while issuing new senior notes allowing for continued flexibility and ample liquidity on our balance sheet,” Jenkins added.

FINANCIAL STRENGTH AND LIQUIDITY

During the third quarter, Murphy entered into a $1.2 billion revolving credit facility and issued $550.0 million of 6.875 percent senior notes due in August 2024. The new revolving credit facility is a senior unsecured guaranteed facility expiring in August 2019. The net proceeds from the senior notes will be used for general corporate purposes, which may include the repayment, repurchase or redemption of the company’s $550.0 million of 2.5 percent senior notes due in December 2017. Additionally, the company has available borrowing capacity of $630.0 million until June 2017 on its 2011 credit facility.

As of September 30, 2016, the company had $2.8 billion of outstanding debt, exclusive of capital lease obligations, and $871.0 million in cash and liquid invested securities. The long-term, fixed-rate notes, including the $550.0 million notes issued in the third quarter, have a weighted average maturity of 8.5 years and a weighted average coupon of 5.2 percent.

REGIONAL OPERATIONS SUMMARY

North American Onshore

Eagle Ford Shale – Production in the quarter averaged over 46 Mboepd, which includes 87 percent liquids. There were 23 Eagle Ford Shale wells brought online during the quarter including 17 lower Eagle Ford Shale wells, four upper Eagle Ford Shale wells, and two Austin Chalk wells. In the fourth quarter, the company expects to bring online 17 wells late in the quarter, an increase of 10 wells from previous guidance. The drilling program continues with the evaluation and de-risking of multiple zones and optimal spacing across the acreage that is expected to lead to increased resource potential over time.

Tupper Montney – Murphy produced 192 million cubic feet per day (MMcfd) of natural gas in the quarter. The well data from the longer lateral, high sand concentration test pilots completed earlier in the year is meeting the anticipated type curve of 10 to 14 billion cubic feet equivalent Estimated Ultimate Recoveries (EURs).

Kaybob Duvernay and Placid Montney – Production was over 3 Mboepd, which includes 44 percent liquids, during the quarter. In the operated Kaybob Duvernay, four wells, which were previously drilled by the joint venture partner at an effective average lateral length of 3,400 feet, were brought online in the gas condensate area late in the quarter. The wells are in the early stages of production and performing as expected. Drilling at a new two well pad in the gas condensate window is planned late in the fourth quarter with expected production online in first quarter 2017. These initial gas condensate wells will aid in determining optimal well lengths and completion techniques in association with lowering well costs and de-risking the Kaybob Duvernay.

In the non-operated Placid Montney, four wells were drilled in the third quarter and eight are planned for late 2016 or early 2017. These 12 wells will be completed over the course of the fourth quarter 2016 and first quarter 2017.

Global Offshore

Malaysia – Block K and Sarawak liquids production in the quarter was over 39 thousand barrels of liquids per day, while Sarawak natural gas production was approximately 116 MMcfd. As part of the original field development plan, a second platform at the South Acis oil field was installed and brought online as scheduled during the quarter. The resource size of the South Acis field has doubled since it came online in December 2013.

North America – Gulf of Mexico and East Coast Canada produced over 25 Mboepd, comprised of 89 percent liquids, in the quarter.

2016 AND FOURTH QUARTER GUIDANCE

Production for full-year 2016 is being tightened to the range of 174 – 175 Mboepd with fourth quarter 2016 production estimated in the range of 162 – 164 Mboepd. Capital spending for full-year 2016 is being maintained at $620.0 million, excluding $206.7 million associated with the acquisition cost of the Kaybob Duvernay and Placid Montney joint venture closed earlier this year. Details for production and capital expenditures guidance can be found in the attached schedules.

CONFERENCE CALL AND WEBCAST SCHEDULED FOR OCTOBER 27, 2016

Murphy will host a conference call to discuss third quarter 2016 results on Thursday, October 27, 2016, at 1:00 p.m. EDT. The call can be accessed either via the Internet through the Investor Relations section of Murphy Oil’s website at http://ir.murphyoilcorp.com or via the telephone by dialing 1-888-587-0613. The telephone reservation number for the call is 3675259. Replays of the call will be available through the same address on the company’s website, and a recording of the call will be available through November 10, 2016, by calling 1-888-203-1112 and referencing reservation number 3675259. A replay of the conference call will also be available on the Murphy website at http://ir.murphyoilcorp.com.

FINANCIAL DATA

Summary financial data, operating statistics and a summary balance sheet for the third quarter and first nine months of 2016 with comparisons to the same periods the previous year are contained in the following schedules. Additionally, a schedule indicating the impacts of items affecting comparability of results between periods and a schedule comparing EBITDA and EBITDAX between periods are included with these schedules as well as guidance for the fourth quarter and full-year.

ABOUT MURPHY OIL CORPORATION

Murphy Oil Corporation is a global independent oil and natural gas exploration and production company. The company’s diverse resource base includes offshore production in Southeast Asia, Canada and Gulf of Mexico, as well as North America onshore plays in the Eagle Ford Shale, Kaybob Duvernay and Montney. Additional information can be found on the company’s website at http://www.murphyoilcorp.com

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “targets”, “expectations”, “plans”, “forecasts”, “projections” and other comparable terminology often identify forward-looking statements. These statements, which express management’s current views concerning future events or results are subject to inherent risks and uncertainties. Factors that could cause one or more of these forecasted events not to occur include, but are not limited to, a failure to obtain necessary regulatory approvals, a deterioration in the business or prospects of Murphy, adverse developments in Murphy business’ markets, adverse developments in the U.S. or global capital markets, credit markets or economies in general. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, the volatility and level of crude oil and natural gas prices, the level and success rate of our exploration programs, our ability to maintain production rates and replace reserves, customer demand for our products, adverse foreign exchange movements, political and regulatory instability, and uncontrollable natural hazards.  For further discussion of risk factors, see Murphy’s 2015 Annual Report on Form 10-K, on file with the U.S. Securities and Exchange Commission. Murphy undertakes no duty to publicly update or revise any forward-looking statements.

NON-GAAP MEASURES

This news release also contains certain historical non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Murphy Oil Corporation's overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please see the attached schedules for reconciliations of the differences between non-GAAP measures used in this news release and the most directly comparable GAAP financial measures.

RESERVE REPORTING TO THE SECURITIES EXCHANGE COMMISSION

The Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this news release, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR or estimated ultimate recovery” and similar terms that the SEC’s rules strictly prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves; however, we have not disclosed the company's probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent annual report on Form 10-K and in other reports on file with the SEC, available from Murphy Oil Corporation's offices or website at http://ir.murphyoilcorp.com.

Investor Contacts:

Kelly Whitley, kelly_whitley@murphyoilcorp.com, 281-675-9107

Nancy Perkins, nancy_perkins@murphyoilcorp.com, 281-675-9252

Emily McElroy, emily_mcelroy@murphyoilcorp.com, 870-864-6324

MURPHY OIL CORPORATION

SUMMARIZED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(Thousands of dollars, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Revenues	$500,533	714,949	1,368,290	2,374,986

Costs and expenses
Lease operating expenses	119,663	183,826	435,296	643,736
Severance and ad valorem taxes	9,592	14,265	35,668	54,099
Exploration expenses	19,866	58,149	83,910	251,842
Selling and general expenses	55,523	71,791	196,143	237,934
Depreciation, depletion and amortization	255,900	433,706	797,288	1,318,123
Accretion of asset retirement obligations	11,043	11,918	35,514	35,437
Impairment of assets	–	2,300,974	95,088	2,300,974
Interest expense	40,088	32,009	107,207	91,945
Interest capitalized	(869)	(1,864)	(3,318)	(5,072)
Other expense (benefit)	6,486	18,192	(1,446)	81,804
	517,292	3,122,966	1,781,350	5,010,822
Loss from continuing operations before income taxes	(16,759)	(2,408,017)	(413,060)	(2,635,836)
Income tax benefit	(2,176)	(820,935)	(201,897)	(963,298)
Loss from continuing operations	(14,583)	(1,587,082)	(211,163)	(1,672,538)
Loss from discontinued operations, net of income taxes	(1,593)	(8,344)	(885)	(11,163)
Net loss	$(16,176)	(1,595,426)	(212,048)	(1,683,701)
Loss per Common share – Basic
Continuing operations	$(0.08)	(9.22)	(1.23)	(9.55)
Discontinued operations	(0.01)	(0.04)	(0.01)	(0.07)
Net loss	$(0.09)	(9.26)	(1.24)	(9.62)
Loss per Common share – Diluted
Continuing operations	$(0.08)	(9.22)	(1.23)	(9.55)
Discontinued operations	(0.01)	(0.04)	(0.01)	(0.07)
Net loss	$(0.09)	(9.26)	(1.24)	(9.62)
Cash dividends per Common share	$0.25	0.35	0.95	1.05
Average Common shares outstanding (thousands)
Basic	172,199	172,205	172,165	175,047
Diluted	172,199	172,205	172,165	175,047

MURPHY OIL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Thousands of dollars)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016		2015
Operating Activities
Net loss	$(16,176)	(1,595,426)	(212,048)		(1,683,701)
Adjustments to reconcile net loss to net cash provided by continuing operations activities:
Loss from discontinued operations	1,593	8,344	885		11,163
Depreciation, depletion and amortization	255,900	433,706	797,288		1,318,123
Impairment of assets	–	2,300,974	95,088		2,300,974
Amortization of deferred major repair costs	–	2,046	3,794		5,450
Dry hole costs	956	21,436	15,226		120,459
Amortization of undeveloped leases	10,409	16,506	35,828		62,331
Accretion of asset retirement obligations	11,043	11,918	35,514		35,437
Deferred and noncurrent income tax benefits	(28,956)	(780,880)	(345,157)		(975,120)
Pretax (gains) losses from disposition of assets	730	(60)	(3,101)		(154,183)
Net (increase) decrease in noncash operating working capital	(65,825)	(10,145)	(152,618)	[1]	97,026
Other operating activities, net	(2,702)	(27,102)	9,651		(41,431)
Net cash provided by continuing operations activities	166,972	381,317	280,350		1,096,528
Investing Activities
Property additions and dry hole costs	(177,081)	(541,454)	(781,668)	[2]	(1,975,069)
Proceeds from sales of property, plant and equipment	1,298	736	1,154,623		423,842
Purchases of investment securities[3]	–	(235,488)	(651,218)		(865,251)
Proceeds from maturity of investment securities[3]	11,485	189,051	712,863		852,394
Other investing activities, net	411	1,030	(7,229)		(19,538)
Net cash provided (required) by investing activities	(163,887)	(586,125)	427,371		(1,583,622)
Financing Activities
Borrowings of debt	541,444	62,000	541,444		435,000
Repayments of debt	–	–	(600,000)		–
Capital lease obligation payments	(2,636)	(2,453)	(7,808)		(7,156)
Purchase of treasury stock	–	–	–		(250,000)
Withholding tax on stock-based incentive awards	–	–	(1,138)		(8,976)
Issue cost of debt facility	(13,971)	–	(13,971)		–
Cash dividends paid	(43,051)	(60,208)	(163,586)		(184,789)
Other financing activities, net	(20)	(1)	(20)		(153)
Net cash (required) provided by financing activities	481,766	(662)	(245,079)		(16,074)
Cash Flows from Discontinued Operations
Operating activities	(2,355)	80,579	2,830		(4,866)
Investing activities	–	21	–		5,343
Changes in cash included in current assets held for sale	2,355	90,548	(2,830)		179,774
Net increase in cash and cash equivalents of discontinued operations	–	171,148	–		180,251
Effect of exchange rate changes on cash and cash equivalents	759	3,721	7,268		8,276
Net increase (decrease) in cash and cash equivalents	485,610	(30,601)	469,910		(314,641)
Cash and cash equivalents at beginning of period	267,483	909,268	283,183		1,193,308
Cash and cash equivalents at end of period	$753,093	878,667	753,093		878,667

1  2016 balance includes payments for deepwater rig contract exit of $266.6 million.

2  Includes costs of $206.7 million associated with acquisition of Kaybob Duvernay and Placid Montney.

3 Investments are Canadian government securities with maturities greater than 90 days at the date of  acquisition.

MURPHY OIL CORPORATION

SCHEDULE OF ADJUSTED LOSS

(A Non-GAAP Financial Measure)

(Unaudited)

(Millions of dollars, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net loss	$(16.2)	(1,595.4)	(212.0)	(1,683.7)
Discontinued operations loss	1.6	8.3	0.8	11.2
Loss from continuing operations	(14.6)	(1,587.1)	(211.2)	(1,672.5)
Mark-to-market loss (gain) on crude oil derivative contracts	0.8	(10.9)	52.8	(15.7)
Foreign exchange gains	(11.5)	(47.8)	(32.9)	(83.0)
Syncrude operations, including tax benefits of $68.0 on sale	–	–	(47.9)	–
Income tax benefits associated with Montney midstream divestiture	–	–	(20.9)	–
Income tax benefits on investments in foreign areas	(6.4)	–	(15.8)	–
Oil Insurance Limited dividends	–	–	(2.2)	(4.5)
Impairments of assets	–	1,536.5	68.9	1,536.5
Restructuring charges	–	6.6	6.2	14.1
Decrease in Malaysia corporate tax rate on certain fields	–	(21.8)	–	(21.8)
Gain on sale of 10% interest in Malaysia	–	–	–	(218.8)
Environmental provisions	–	–	–	35.8
Increase in Alberta corporate tax rate	–	–	–	23.8
Total adjustments after taxes	(17.1)	1,462.6	8.2	1,266.4
Adjusted loss	$(31.7)	(124.5)	(203.0)	(406.1)
Adjusted loss per diluted share	$(0.18)	(0.72)	(1.18)	(2.32)

Non-GAAP Financial Measures

Presented above is a reconciliation of Net loss to Adjusted loss.  Adjusted loss excludes certain items that management believes affect the comparability of results between periods.  Management believes this is important information to provide because it is used by management to evaluate the Company's operational performance and trends between periods and relative to its industry competitors.  Management also believes this information may be useful to investors and analysts to gain a better understanding of the Company's financial results.  Adjusted loss is a non-GAAP financial measure and should not be considered a substitute for Net loss as determined in accordance with accounting principles generally accepted in the United States of America.

Note:  Amounts shown above as reconciling items between Net loss and Adjusted loss are presented net of applicable income taxes based on the statutory rate applicable by jurisdiction.  The 2016 pretax and income tax impacts for adjustments shown above are as follows by area of operations.

	Three Months Ended			Nine Months Ended
	September 30, 2016			September 30, 2016
	Pretax	Tax	Net	Pretax	Tax	Net
Exploration & Production:
United States	1.3	(0.5)	0.8	85.4	(29.6)	55.8
Canada	–	–	–	123.7	(122.6)	1.1
Malaysia	–	–	–	1.5	(0.6)	0.9
Other International	–	(6.4)	(6.4)	2.2	(16.5)	(14.3)
Total E&P	1.3	(6.9)	(5.6)	212.8	(169.3)	43.5
Corporate:	(14.2)	2.7	(11.5)	(39.8)	4.5	(35.3)
Total adjustments	(12.9)	(4.2)	(17.1)	173.0	(164.8)	8.2

Income taxes are presented based on the estimated statutory tax effect each adjustment item had on taxes in the applicable tax jurisdiction.

MURPHY OIL CORPORATION

SCHEDULE OF EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION

AND AMORTIZATION (EBITDA)

(A Non-GAAP Financial Measure)

(Unaudited)

(Millions of dollars, except per barrel of oil equivalents sold)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Loss from continuing operations	$(14.6)	(1,587.1)	(211.2)	(1,672.5)
Income tax benefit	(2.2)	(820.9)	(201.9)	(963.3)
Interest expense	40.1	32.0	107.2	91.9
Interest capitalized	(0.9)	(1.9)	(3.3)	(5.1)
Depreciation, depletion and amortization expense	255.9	433.7	797.3	1,318.1
Impairments of assets	–	2,301.0	95.1	2,301.0
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$278.3	356.8	583.2	1,070.1	[1]
Total barrels of oil equivalents sold (thousands of barrels)	15,637.9	19,104.8	48,382.6	57,536.0
EBITDA per barrel of oil equivalents sold	$17.80	18.68	12.05	18.60

Non-GAAP Financial Measures

Presented above is a reconciliation of Loss from continuing operations to Earnings before interest, taxes, depreciation, impairments and amortization (EBITDA).  Management believes EBITDA is important information to provide because it is used by management to evaluate the Company's operational performance and trends between periods and relative to its industry competitors.  Management also believes this information may be useful to investors and analysts to gain a better understanding of the Company's financial results.  EBITDA is a non-GAAP financial measure and should not be considered a substitute for Net loss or Cash provided by operating activities as determined in accordance with accounting principles generally accepted in the United States of America.

1 Includes pre-tax gain on sale of 10% interest in Malaysia in 2015 of $155.1 million.

MURPHY OIL CORPORATION

SCHEDULE OF EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,

AMORTIZATION AND EXPLORATION (EBITDAX)

(A Non-GAAP Financial Measure)

(Unaudited)

(Millions of dollars, except per barrel of oil equivalents sold)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Loss from continuing operations	$(14.6)	(1,587.1)	(211.2)	(1,672.5)
Income tax benefit	(2.2)	(820.9)	(201.9)	(963.3)
Interest expense	40.1	32.0	107.2	91.9
Interest capitalized	(0.9)	(1.9)	(3.3)	(5.1)
Depreciation, depletion and amortization expense	255.9	433.7	797.3	1,318.1
Impairments of assets	–	2,301.0	95.1	2,301.0
Exploration expense	19.9	58.1	83.9	251.8
Earnings before interest, taxes, depreciation, amortization and exploration (EBITDAX)	$298.2	414.9	667.1	1,321.9	[1]
Total barrels of oil equivalents sold (thousands of barrels)	15,637.9	19,104.8	48,382.6	57,536.0
EBITDAX per barrel of oil equivalents sold	$19.07	21.72	13.79	22.98

Non-GAAP Financial Measures

Presented above is a reconciliation of Loss from continuing operations to Earnings before interest, taxes, depreciation, impairments, amortization and exploration (EBITDAX).  Management believes EBITDAX is important information to provide because it is used by management to evaluate the Company's operational performance and trends between periods and relative to its industry competitors.  Management also believes this information may be useful to investors and analysts to gain a better understanding of the Company's financial results.  EBITDAX is a non-GAAP financial measure and should not be considered a substitute for Net loss or Cash provided by operating activities as determined in accordance with accounting principles generally accepted in the United States of America.

1 Includes pre-tax gain on sale of 10% interest in Malaysia in 2015 of $155.1 million.

MURPHY OIL CORPORATION

FUNCTIONAL RESULTS OF OPERATIONS (Unaudited)

(Millions of dollars)

	Three Months Ended September 30, 2016		Three Months Ended September 30, 2015
	Revenues	Income (Loss)	Revenues	Income (Loss)
Exploration and production
United States	$201.8	(27.1)	335.1	(107.8)
Canada	80.9	(4.8)	123.2	(507.0)
Malaysia	202.7	65.0	207.3	(952.7)
Other	0.2	(8.1)	–	(28.6)
Total exploration and production	485.6	25.0	665.6	(1,596.1)
Corporate and other	14.9	(39.6)	49.3	9.0
Revenue/loss from continuing operations	500.5	(14.6)	714.9	(1,587.1)
Discontinued operations, net of tax	–	(1.6)	–	(8.3)
Total revenues/net loss	$500.5	(16.2)	714.9	(1,595.4)

	Nine Months Ended September 30, 2016		Nine Months Ended September 30, 2015
	Revenues	Income (Loss)	Revenues	Income (Loss)
Exploration and production
United States	$520.2	(158.5)	955.0	(218.1)
Canada	264.4	(36.7)	428.4	(577.8)
Malaysia	541.4	135.1	897.6	(701.9)
Other	0.2	(39.4)	–	(130.7)
Total exploration and production	1,326.2	(99.5)	2,281.0	(1,628.5)
Corporate and other	42.1	(111.7)	94.0	(44.0)
Revenue/loss from continuing operations	1,368.3	(211.2)	2,375.0	(1,672.5)
Discontinued operations, net of tax	–	(0.8)	–	(11.2)
Total revenues/net loss	$1,368.3	(212.0)	2,375.0	(1,683.7)

Note:  Corporate and other above includes unallocated administrative expenses, interest income and net interest expense, the impacts of foreign exchange, and income taxes associated with these income and expense items.

MURPHY OIL CORPORATION

OIL AND GAS OPERATING RESULTS (Unaudited)

THREE MONTHS ENDED SEPTEMBER 30,  2016 AND 2015

		Canada
	United	Conven-	Syn-
(Millions of dollars)	States	tional	thetic	Malaysia	Other	Total
Three Months Ended September 30, 2016
Oil and gas sales and other revenues	$201.8	80.9	–	202.7	0.2	485.6
Lease operating expenses	59.6	30.7	–	29.4	–	119.7
Severance and ad valorem taxes	8.5	1.1	–	–	–	9.6
Depreciation, depletion and amortization	141.1	46.5	–	62.0	1.5	251.1
Accretion of asset retirement obligations	4.2	2.8	–	4.0	–	11.0
Exploration expenses
Dry holes	0.8	–	–	0.4	(0.2)	1.0
Geological and geophysical	(0.1)	–	–	0.1	0.5	0.5
Other	2.5	–	–	–	5.5	8.0
	3.2	–	–	0.5	5.8	9.5
Undeveloped lease amortization	9.3	1.1	–	–		10.4
Total exploration expenses	12.5	1.1	–	0.5	5.8	19.9
Selling and general expenses	14.7	5.2	–	0.2	7.4	27.5
Other expenses	1.0	–	–	5.4	0.1	6.5
Results of operations before taxes	(39.8)	(6.5)	–	101.2	(14.6)	40.3
Income tax provisions (benefits)	(12.7)	(1.7)	–	36.2	(6.5)	15.3
Results of operations (excluding corporate overhead and interest)	$(27.1)	(4.8)	–	65.0	(8.1)	25.0

Three Months Ended September 30, 2015
Oil and gas sales and other revenues	$335.1	76.4	46.8	207.3	–	665.6
Lease operating expenses	66.9	22.6	37.3	57.0	–	183.8
Severance and ad valorem taxes	12.1	0.9	1.3	–	–	14.3
Depreciation, depletion and amortization	220.8	51.6	12.1	144.2	1.6	430.3
Accretion of asset retirement obligations	5.2	1.6	1.3	3.8	–	11.9
Impairment of assets	144.8	683.6	–	1,472.6	–	2,301.0
Exploration expenses
Dry holes	10.2	–	–	14.1	(2.9)	21.4
Geological and geophysical	2.5	–	–	–	4.8	7.3
Other	1.8	0.1	–	–	11.0	12.9
	14.5	0.1	–	14.1	12.9	41.6
Undeveloped lease amortization	12.0	3.9	–	–	0.6	16.5
Total exploration expenses	26.5	4.0	–	14.1	13.5	58.1
Selling and general expenses	22.9	5.1	0.2	3.3	15.2	46.7
Other expenses	0.9	–	–	17.3	–	18.2
Results of operations before taxes	(165.0)	(693.0)	(5.4)	(1,505.0)	(30.3)	(2,398.7)
Income tax benefits	(57.2)	(190.2)	(1.2)	(552.3)	(1.7)	(802.6)
Results of operations (excluding corporate overhead and interest)	$(107.8)	(502.8)	(4.2)	(952.7)	(28.6)	(1,596.1)

MURPHY OIL CORPORATION

OIL AND GAS OPERATING RESULTS (Unaudited)

NINE MONTHS ENDED SEPTEMBER 30,  2016 AND 2015

		Canada
	United	Conven-	Syn-
(Millions of dollars)	States	tional	thetic	Malaysia	Other	Total
Nine Months Ended September 30, 2016
Oil and gas sales and other revenues	$520.2	200.2	64.2	541.4	0.2	1,326.2
Lease operating expenses	169.6	73.3	69.9	122.5	–	435.3
Severance and ad valorem taxes	30.0	3.2	2.5	–	–	35.7
Depreciation, depletion and amortization	456.5	137.5	16.5	170.0	4.6	785.1
Accretion of asset retirement obligations	12.8	8.2	2.4	12.1	–	35.5
Impairment of assets	–	95.1	–	–	–	95.1
Exploration expenses
Dry holes	0.4	–	–	4.5	10.4	15.3
Geological and geophysical	0.6	2.9	–	0.6	4.8	8.9
Other	4.5	0.5	–	–	18.9	23.9
	5.5	3.4	–	5.1	34.1	48.1
Undeveloped lease amortization	31.9	3.4	–	–	0.5	35.8
Total exploration expenses	37.4	6.8	–	5.1	34.6	83.9
Selling and general expenses	49.9	20.9	0.5	8.6	26.6	106.5
Other expenses (benefits)	1.1	–	–	6.3	(8.8)	(1.4)
Results of operations before taxes	(237.1)	(144.8)	(27.6)	216.8	(56.8)	(249.5)
Income tax provisions (benefits)	(78.6)	(60.2)	(75.3)	81.7	(17.6)	(150.0)
Results of operations (excluding corporate overhead and interest)	$(158.5)	(84.6)	47.7	135.1	(39.2)	(99.5)

Nine Months Ended September 30, 2015
Oil and gas sales and other revenues	$955.0	275.7	152.7	897.6	–	2,281.0
Lease operating expenses	247.3	80.9	124.7	190.8	–	643.7
Severance and ad valorem taxes	46.5	3.5	4.1	–	–	54.1
Depreciation, depletion and amortization	622.4	171.0	37.4	475.1	4.7	1,310.6
Accretion of asset retirement obligations	14.9	5.0	4.1	11.4	–	35.4
Impairment of assets	144.8	683.6	–	1,472.6	–	2,301.0
Exploration expenses
Dry holes	74.5	–	–	14.1	31.8	120.4
Geological and geophysical	7.8	–	–	1.2	21.7	30.7
Other	6.7	0.5	–	–	31.1	38.3
	89.0	0.5	–	15.3	84.6	189.4
Undeveloped lease amortization	48.5	12.4	–		1.5	62.4
Total exploration expenses	137.5	12.9	–	15.3	86.1	251.8
Selling and general expenses	68.2	18.4	0.7	4.5	44.3	136.1
Other expenses	8.4	44.0	–	17.3	12.1	81.8
Results of operations before taxes	(335.0)	(743.6)	(18.3)	(1,289.4)	(147.2)	(2,533.5)
Income tax provisions (benefits)	(116.9)	(188.7)	4.6	(587.5)	(16.5)	(905.0)
Results of operations (excluding corporate overhead and interest)	$(218.1)	(554.9)	(22.9)	(701.9)	(130.7)	(1,628.5)

MURPHY OIL CORPORATION

PRODUCTION-RELATED EXPENSES

(Dollars per barrel of oil equivalents sold)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
United States – Eagle Ford Shale
Lease operating expense	$10.98	8.10	9.32	10.82
Severance and ad valorem taxes	1.99	2.07	2.19	2.71
Depreciation, depletion and amortization (DD&A) expense	25.68	27.88	25.28	27.33
United States – Gulf of Mexico
Lease operating expense	$8.84	7.92	8.90	9.14
DD&A expense	21.90	23.57	23.40	22.74
Canada – Conventional operations
Lease operating expense	$7.03	5.67	5.74	6.51
Severance and ad valorem taxes	0.24	0.23	0.25	0.29
DD&A expense	10.67	12.91	10.75	13.75
Canada – Synthetic oil operations[1]
Lease operating expense	$–	37.20	41.15	40.67
Severance and ad valorem taxes	–	1.29	1.46	1.32
DD&A expense	–	12.00	9.72	12.20
Malaysia – Sarawak
Lease operating expense	$4.54	7.44	5.64	8.25
DD&A expense	8.25	20.57	9.12	22.20
Malaysia – Block K
Lease operating expense	$6.13	14.36	10.48	13.53
DD&A expense	14.38	33.06	13.08	31.50
Total oil and gas operations
Lease operating expense	$7.65	9.62	9.00	11.19
Severance and ad valorem taxes	0.61	0.75	0.74	0.94
DD&A expense	16.06	22.53	16.23	22.78
Total oil and gas operations – excluding synthetic oil operations
Lease operating expense	$7.65	8.09	7.83	9.53
Severance and ad valorem taxes	0.61	0.72	0.71	0.92
DD&A expense	16.06	23.11	16.46	23.37

1 The Company sold its 5% non-operated interest in Syncrude Canada Ltd. on June 23, 2016.

MURPHY OIL CORPORATION

OTHER FINANCIAL DATA

(Unaudited)

(Millions of dollars)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016		2015
Capital expenditures
Exploration and production
United States	$83.1	359.3	183.8		1,173.7
Canada	44.6	41.4	318.1	[2]	141.3
Malaysia	38.0	67.4	80.0		199.6
Other	6.0	46.4	32.7		116.9
Total	171.7	514.5	614.6		1,631.5
Corporate	–	11.9	20.7		37.5
Total capital expenditures	171.7	526.4	635.3		1,669.0
Charged to exploration expenses[1]
United States	3.2	14.5	5.5		89.0
Canada	–	0.1	3.4		0.5
Malaysia	0.5	14.1	5.1		15.3
Other	5.8	12.9	34.1		84.6
Total charged to exploration expenses	9.5	41.6	48.1		189.4
Total capitalized	$162.2	484.8	587.2		1,479.6
[1] Excludes amortization of undeveloped leases	$10.4	16.5	35.8		62.4

2 Includes costs of $206.7 million associated with acquisition of Kaybob Duvernay and Placid Montney.

MURPHY OIL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
(Millions of dollars)

	September 30, 2016	December 31, 2015
Assets
Cash and cash equivalents	$753.1	283.2
Canadian government securities	117.9	173.3
Other current assets	734.1	991.9
Property, plant and equipment – net	8,440.3	9,818.4
Other long-term assets	348.6	227.0
Total assets	$10,394.0	11,493.8
Liabilities and Stockholders' Equity
Current maturities of long-term debt	$20.4	18.9
Other current liabilities	893.8	1,655.7
Long-term debt[1]	2,973.9	3,040.6
Other long-term liabilities	1,420.3	1,471.9
Total stockholders' equity	5,085.6	5,306.7
Total liabilities and stockholders' equity	$10,394.0	11,493.8

1 Includes a capital lease on production equipment of $199.1 million at September 30, 2016 and $209.8 million at December 31, 2015.

MURPHY OIL CORPORATION

STATISTICAL SUMMARY

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net crude oil and condensate produced – barrels per day	96,476	125,170	106,279	128,888
United States – Eagle Ford Shale	33,307	48,304	36,790	48,423
– Gulf of Mexico	11,722	16,992	12,791	14,027
Canada – light	1,288	91	791	104
– heavy	2,678	4,975	2,732	5,837
– offshore	9,400	6,846	8,483	7,413
– synthetic[1]	–	10,907	6,194	11,230
Malaysia[1] – Sarawak	12,889	15,194	13,288	15,696
– Block K	25,192	21,861	25,210	26,158
Net crude oil and condensate sold – barrels per day	97,542	124,549	104,525	129,294
United States – Eagle Ford Shale	33,307	48,304	36,790	48,423
– Gulf of Mexico	11,722	16,992	12,791	14,027
Canada – light	1,288	91	791	104
– heavy	2,678	4,975	2,732	5,837
– offshore	9,027	5,611	8,576	7,238
– synthetic[1]	–	10,907	6,194	11,230
Malaysia[1] – Sarawak	12,641	18,493	12,024	17,546
– Block K	26,879	19,176	24,627	24,889
Net natural gas liquids produced – barrels per day	9,703	11,093	9,275	10,431
United States – Eagle Ford Shale	6,940	8,192	6,972	7,744
– Gulf of Mexico	1,502	2,264	1,399	2,020
Canada	307	1	162	9
Malaysia[1] – Sarawak	954	636	742	658
Net natural gas liquids sold – barrels per day	8,770	11,789	9,289	10,466
United States – Eagle Ford Shale	6,940	8,192	6,972	7,744
– Gulf of Mexico	1,502	2,264	1,399	2,020
Canada	307	1	162	9
Malaysia[1] – Sarawak	21	1,332	756	693
Net natural gas sold – thousands of cubic feet per day	381,988	427,937	376,592	425,964
United States – Eagle Ford Shale	34,900	39,543	36,430	39,203
– Gulf of Mexico	16,873	47,987	19,012	53,010
Canada	204,816	196,111	206,458	194,136
Malaysia[1] – Sarawak	115,535	128,963	103,327	117,339
– Block K	9,864	15,333	11,365	22,276
Total net hydrocarbons produced – equivalent barrels per day[2]	169,844	207,586	178,319	210,313
Total net hydrocarbons sold – equivalent barrels per day[2]	169,977	207,661	176,579	210,754

1  The Company sold a 10% interest in Malaysia properties on January 29, 2015.  The Company sold its 5% non-operated interest in Syncrude Canada Ltd. on June 23, 2016.  Production in this table includes production for these sold interests through the date of disposition.

2  Natural gas converted on an energy equivalent basis of 6:1.

MURPHY OIL CORPORATION

STATISTICAL SUMMARY (Continued)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Weighted average sales prices
Crude oil and condensate – dollars per barrel
United States – Eagle Ford Shale	$44.59	48.70	40.65	49.27
– Gulf of Mexico	43.93	44.94	40.53	49.45
Canada[1] – light	36.36	37.70	41.04	43.41
– heavy	19.50	20.28	14.20	25.09
– offshore	45.87	48.09	40.15	53.77
– synthetic	–	46.53	35.59	49.72
Malaysia – Sarawak[2]	47.05	46.38	43.62	50.27
– Block K2	46.24	46.88	43.70	54.24
Natural gas liquids – dollars per barrel
United States – Eagle Ford Shale	$10.89	10.26	10.06	11.52
– Gulf of Mexico	13.65	10.25	11.60	13.13
Canada[1]	39.23	–	41.04	22.31
Malaysia – Sarawak[2]	45.12	54.27	37.50	55.23
Natural gas – dollars per thousand cubic feet
United States – Eagle Ford Shale	$2.24	2.39	1.69	2.39
– Gulf of Mexico	2.35	2.46	1.81	2.47
Canada[1]	1.88	2.42	1.58	2.44
Malaysia – Sarawak[2]	3.01	3.75	3.25	4.31
– Block K2	0.23	0.24	0.24	0.24

1  U.S. dollar equivalent.

2  Prices are net of payments under the terms of the respective production sharing contracts.

MURPHY OIL CORPORATION

COMMODITY HEDGE POSITIONS

AS OF OCTOBER 25, 2016

			Volumes	Price	Remaining Period
Area	Commodity	Type	(Bbl/d)	(USD/Bbl)	Start Date	End Date
United States	WTI	Fixed price derivative swap	25,000	$50.67	10/1/2016	12/31/2016
United States	WTI	Fixed price derivative swap	18,000	$50.60	1/1/2017	12/31/2017

			Volumes	Price	Remaining Period
Area	Commodity	Type	(MMcf/d)	(CAD/Mcf)	Start Date	End Date
Western Canada	Natural Gas	Fixed price forward sales	99	C$3.00	10/1/2016	12/31/2016
Western Canada	Natural Gas	Fixed price forward sales	99	C$2.89	1/1/2017	12/31/2017
Western Canada	Natural Gas	Fixed price forward sales	59	C$2.81	1/1/2018	12/31/2020

MURPHY OIL CORPORATION

FOURTH QUARTER 2016 GUIDANCE

	Liquids	Gas
	BOPD	MCFD
Production – net
U.S. – Eagle Ford Shale	38,500	31,000
– Gulf of Mexico	11,000	14,500
Canada – Seal heavy	3,000	2,000
– Montney and Duvernay	2,000	220,000
– Offshore	9,500	–
Malaysia – Sarawak	14,500	110,000
– Block K	20,500	6,500

Total net production (BOEPD)		162,000 - 164,000
Total net sales (BOEPD)		149,000 - 151,000
Realized oil prices ($ per barrel):
Malaysia – Sarawak		$50.53
– Block K		$49.30
Realized natural gas price ($ per MCF):
Malaysia – Sarawak		$3.10
Exploration expense ($ millions)		$28.0
FULL YEAR 2016 GUIDANCE
Total production (BOEPD)		174,000 to 175,000
Capital expenditures ($ millions)		$620.0*

*Excludes costs of $206.7 million associated with acquisition of Kaybob Duvernay and Placid Montney.